4th QUARTER 2019 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended December 31, 2019 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of December 31, 2019, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended December 31, 2019 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Acquisitions and Dispositions ………………………….………………………...……………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Leased vs. Billed Summary ………………………………………………………..…............................................................. 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended December 31, 2019 (dollars in thousands, except par values and share amounts) 12/31/19 12/31/18 ASSETS: Real Estate Investments: Land $ 879,540 $ 894,240 Building and improvements 2,252,301 2,266,232 3,131,841 3,160,472 Less: accumulated depreciation 390,916 329,207 2,740,925 2,831,265 Mortgage note receivable 13,000 - Real Estate Investments, net 2,753,925 2,831,265 Cash and cash equivalents 3,800 6,076 Restricted cash 1,658 1,373 Tenant and other receivables, net 45,821 46,832 Acquired lease intangible assets, net 59,701 72,109 Prepaid expenses 3,169 4,194 Deferred charges, net 27,652 33,857 Other assets 18,031 7,365 TOTAL ASSETS $ 2,913,757 $ 3,003,071 LIABILITIES: Term loan $ 298,330 $ 299,076 Credit facility 80,743 153,689 Senior Notes 942,850 941,449 Mortgage notes payable 87,523 88,511 Acquired lease intangible liabilities, net 144,757 166,146 Accounts payable and accrued expenses 17,562 15,488 Tenants' security deposits 7,177 7,065 Other liabilities 42,987 23,219 TOTAL LIABILITIES 1,621,929 1,694,643 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 11 Additional paid-in capital 1,481,466 1,441,080 Dividends in excess of earnings (297,998) (256,438) Accumulated other comprehensive (loss) income (4,132) 3,561 Total Retail Opportunity Investments Corp. stockholders' equity 1,179,348 1,188,214 Non-controlling interests 112,480 120,214 TOTAL EQUITY 1,291,828 1,308,428 TOTAL LIABILITIES AND EQUITY $ 2,913,757 $ 3,003,071 The Company's Form 10-Q for the quarters ended September 30, 2019, June 30, 2019, and March 31, 2019, and Form 10-K for the years ended December 31, 2019 and 2018 should be read in conjunction with the above information - 4 -

Supplemental Disclosure
Quarter Ended December 31, 2019

Income Statements

(in thousands, except per share amounts)

	3 Months Ended (unaudited)		Year Ended	
	12/31/19	12/31/18	12/31/19	12/31/18
REVENUES:				
Rental revenue [1]	$ 72,282	$ 73,514	$ 291,263	$ 289,601
Other income	1,337	1,644	3,777	6,197
TOTAL REVENUES	73,619	75,158	295,040	295,798
OPERATING EXPENSES:				
Property operating	10,896	11,206	43,662	43,851
Property taxes	8,205	8,361	32,388	32,349
Depreciation and amortization	24,192	24,955	97,559	100,838
General and administrative expenses	4,157	3,627	17,831	14,918
Other expense	41	89	1,405	478
TOTAL OPERATING EXPENSES	47,491	48,238	192,845	192,434
Gain on sale of real estate	-	-	13,175	5,890
OPERATING INCOME	26,128	26,920	115,370	109,254
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(15,002)	(15,352)	(61,687)	(62,113)
NET INCOME	11,126	11,568	53,683	47,141
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(975)	(1,067)	(4,839)	(4,405)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 10,151	$ 10,501	$ 48,844	$ 42,736
NET INCOME PER COMMON SHARE - BASIC	$ 0.09	$ 0.09	$ 0.42	$ 0.38
NET INCOME PER COMMON SHARE - DILUTED	$ 0.09	$ 0.09	$ 0.42	$ 0.38
Weighted average common shares outstanding - basic	115,518	113,438	114,178	112,645
Weighted average common shares outstanding - diluted	126,938	125,284	125,741	124,559
[1] RENTAL REVENUE				
Base rents	$ 52,518	$ 52,709	$ 206,816	$ 204,452
Recoveries from tenants	17,053	16,717	67,715	65,804
Straight-line rent	433	1,014	3,083	5,380
Amortization of above- and below-market rent	2,593	3,074	15,618	13,965
Bad debt	(315)	-	(1,969)	-
TOTAL RENTAL REVENUE	$ 72,282	$ 73,514	$ 291,263	$ 289,601

The Company's Form 10-Q for the quarters ended September 30, 2019, June 30, 2019, and March 31, 2019, and Form 10-K for the years ended December 31, 2019 and 2018 should be read in conjunction with the above information.

In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, previously capitalized internal leasing costs are now expensed and included in General and administrative expenses. These costs amounted to $343,000 and $1.3 million for the three months and the year ended December 31, 2018, respectively. In addition, bad debt is now classified as an offset to revenue instead of being included in Property operating expenses.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended December 31, 2019

Funds From Operations

(in thousands, except per share amounts)

	3 Months Ended (unaudited) 12/31/19	3 Months Ended (unaudited) 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC common stockholders	$ 10,151	$ 10,501	$ 48,844	$ 42,736
Plus:				
Depreciation and amortization expense	24,192	24,955	97,559	100,838
Less:				
Gain on sale of real estate	-	-	(13,175)	(5,890)
FUNDS FROM OPERATIONS - BASIC	34,343	35,456	133,228	137,684
Net income attributable to non-controlling interests	975	1,067	4,839	4,405
FUNDS FROM OPERATIONS - DILUTED	$ 35,318	$ 36,523	$ 138,067	$ 142,089
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.30	$ 0.31	$ 1.17	$ 1.22
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.28	$ 0.29	$ 1.10	$ 1.14
Weighted average common shares outstanding - basic	115,518	113,438	114,178	112,645
Weighted average common shares outstanding - diluted	126,938	125,284	125,741	124,559
Common dividends per share	$ 0.1970	$ 0.1950	$ 0.7880	$ 0.7800
FFO Payout Ratio	70.4%	67.2%	71.6%	68.4%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (433)	$ (1,014)	$ (3,083)	$ (5,380)
Above/below market rent amortization, net	(2,593)	(3,074)	(15,618)	(13,965)
Non-cash interest expense	74	301	524	1,674
Deferred financing costs and mortgage premiums, net	523	513	2,076	1,899
Stock based compensation	2,443	1,977	8,567	7,392
Capital Expenditures				
Tenant improvements	$ 4,886	$ 6,008	$ 20,919	$ 18,184
Leasing commissions	370	460	1,178	2,048
Building improvements	118	700	794	2,371
Reimbursable property improvements	351	692	2,758	2,710
Pad and other development	1,138	590	4,958	3,540
Value enhancing tenant improvements	486	1,788	4,668	8,961

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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Supplemental Disclosure
Quarter Ended December 31, 2019

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 7,001	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	17,656	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.8%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.5%
Net unamortized premiums/deferred financing charges	1,366				
Total Mortgage Debt	87,523	4.34%	3.76%	4.4 Years (WA)	6.0%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	17.6%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	17.6%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	14.1%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	17.6%
Net unamortized discounts/deferred financing charges	(7,150)				
Total Unsecured Senior Notes	942,850	4.30%	4.41%	5.9 Years (WA)	66.9%
Term Loan:					
Interest rate swaps	100,000	3.59%	3.59%	8/31/2022	7.1%
Interest rate swaps	200,000	2.74%	2.74%	8/31/2022	14.1%
Total Term Loan	300,000	3.02%	3.02%		21.2%
Total Fixed Rate Debt	**1,330,373**	**4.02%**	**4.06%**	**5.7 Years (WA)**	**94.1%**
Variable Rate Debt					
Credit Facility	84,000	2.69%	2.69%	02/20/24 (1)	5.9%
Net unamortized deferred financing charges	(3,257)				
Credit Facility, net	80,743				
Term Loan	300,000			01/20/25	
Net unamortized deferred financing charges	(1,670)				
Term Loan, net	298,330				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**79,073**	**2.69%**	**2.69%**	**4.9 Years (WA)**	**5.9%**
TOTAL DEBT	**$ 1,409,446**	**3.94%**	**3.98%**	**5.5 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(1,594)				
Net unamortized discounts on notes	3,827				
Net unamortized deferred financing charges	8,478				
Total Principal Debt	**$ 1,420,157**				

(1) Does not include extension options available to ROIC.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended December 31, 2019 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2020 $ 577 $ - $ - $ - $ - $ 577 0.0% 2021 717 - - - - 717 0.0% 2022 1,003 23,129 - - - 24,132 1.7% 2023 686 - - - 250,000 250,686 17.7% 2024 708 26,000 84,000 (1) - 250,000 360,708 25.4% 2025 550 32,787 - 300,000 - 333,337 23.5% 2026 - - - - 200,000 200,000 14.1% 2027 - - - - 250,000 250,000 17.6% 2028 - - - - - - 0.0% $ 4,241 $ 81,916 $ 84,000 $ 300,000 $ 950,000 $ 1,420,157 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 84 9,505,409 94.5% Encumbered properties 4 552,471 5.5% 88 10,057,880 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,334,000 93.9% Secured principal debt 86,157 6.1% Total Principal Debt $ 1,420,157 100.0% (1) Does not include extension options available to ROIC. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended December 31, 2019

(unaudited, in thousands, except per share amounts)

	12/31/19	09/30/19	06/30/19	03/31/19	12/31/18
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.4x	3.2x	3.1x	3.4x	3.4x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.3x	3.2x	3.1x	3.3x	3.4x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.0x	7.2x	7.5x	7.3x	7.1x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.0x	7.0x	7.2x	7.1x	7.2x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	38.8%	38.4%	41.0%	40.5%	42.9%
Total principal debt/total equity market capitalization	63.4%	62.2%	69.4%	68.2%	75.2%
Total principal debt/total book assets	48.7%	48.7%	50.1%	49.4%	49.7%
Total principal debt/undepreciated book value	43.0%	43.2%	44.7%	44.3%	44.8%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.6%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	115,871	114,700	113,681	113,681	113,441
Operating partnership units (OP units) outstanding	11,051	11,227	11,407	11,407	11,477
Common stock price per share	$ 17.66	$ 18.23	$ 17.13	$ 17.34	$ 15.88
Total equity market capitalization	$ 2,241,442	$ 2,295,641	$ 2,142,752	$ 2,169,021	$ 1,983,698
Total principal debt	1,420,157	1,428,298	1,487,435	1,478,570	1,492,708
TOTAL MARKET CAPITALIZATION	$ 3,661,599	$ 3,723,939	$ 3,630,187	$ 3,647,591	$ 3,476,406
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	45.4%	45.8%	46.5%	46.1%	46.6%
Total secured debt to total assets not to exceed 40%	2.8%	2.8%	2.8%	2.8%	2.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	221.2%	219.0%	215.5%	217.7%	215.0%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.3x	3.3x	3.3x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Property Acquisitions and Dispositions Quarter Ended December 31, 2019 (dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 4Q 2019 Summerwalk Village Lacey, WA 12/13/19 $ 11,505 58,484 Total 2019 Acquisitions $ 11,505 58,484 Dispositions Date Owned Shopping Centers Location Sold Sales Amount GLA 1Q 2019 Vancouver Market Center Vancouver, WA 02/15/19 $ 17,000 118,385 2Q 2019 Norwood Shopping Center Sacramento, CA 05/01/19 $ 13,500 85,706 3Q 2019 Morada Ranch Stockton, CA 08/01/19 $ 30,000 101,842 4Q 2019 Mission Foothill Marketplace (1) Mission Viejo, CA 12/12/19 $ 13,589 91,511 Total 2019 Dispositions $ 74,089 397,444 (1) Mission Foothill Marketplace was sold as a redevelopment property. ROIC retained ownership of two retail pads, totaling 19,167 square feet that will be the gateway to the buyer’s planned single-family and townhome community. - 10 -

Supplemental Disclosure
Quarter Ended December 31, 2019

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$	1,822	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	100.0%		2,485	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.5%		3,010	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.4%		1,898	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	94.2%		1,313	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,291	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	96.4%		2,309	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	98.9%		3,954	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%		2,665	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	100.0%		13,190	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket(2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.4%		2,050	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%		2,299	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%		2,474	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	97.5%		4,682	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	85.9%		2,092	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	96.9%		1,775	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	95.5%		3,259	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	93.7%		4,924	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%		1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.7%		3,481	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**96.8%**	**$**	**63,241**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	100.0%	$	2,252	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%		1,876	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	97.7%		2,910	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	109,046	95.5%		2,042	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%		2,736	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	92.5%		4,505	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	98.9%		2,431	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	97.6%		3,349	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	98.7%		2,937	Smart & Final Extra Supermarket
Orange Country metro area total					**1,087,097**	**97.5%**	**$**	**25,038**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	96.6%	$	3,439	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	100.0%		2,673	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%		1,483	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%		2,098	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		946	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	92.3%		3,042	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	131,252	96.4%		3,136	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**697,696**	**96.9%**	**$**	**16,817**	
Southern California Totals					**4,726,552**	**97.0%**	**$**	**105,096**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 4Q 2019.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended December 31, 2019

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	99.3%		2,832	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.9%		2,258	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,400	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		558	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	92.1%		2,685	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,354	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%		2,422	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	99.1%		2,619	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,666	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,231	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,724	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%		2,340	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%		1,019	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	95.9%		1,577	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,493	Safeway Supermarket
San Francisco metro area total					**1,291,232**	**98.4%**	**$**	**31,649**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	88.0%	$	2,605	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	90.9%		986	CVS Pharmacy
Sacramento metro area total					**287,759**	**88.5%**	**$**	**3,591**	
Northern California Totals					**1,578,991**	**96.6%**	**$**	**35,240**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 4Q 2019.

- 12 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended December 31, 2019

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	852	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,663	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,468	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,893	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%		1,969	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	96.1%		2,549	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%		1,771	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,827	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	475,413	99.5%		11,040	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,338	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%		2,616	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	109,800	100.0%		2,332	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		2,889	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	95.8%		1,079	Grocery Outlet Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,032	Thriftway Supermarket
Summerwalk Village		Lacey	WA	12/13/19	58,484	97.9%		807	Walmart Neighborhood Market
Seattle metro area total					**2,002,583**	**99.5%**	**$**	**41,815**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$	3,754	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,848	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,782	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%		1,766	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,289	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,387	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,598	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,075	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%		2,040	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	98.9%		2,816	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,493	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,600	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,270	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		829	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	116,420	100.0%		1,998	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,222	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	95.1%		938	Grocery Outlet Supermarket
Portland metro area total					**1,749,754**	**99.7%**	**$**	**31,705**	
Pacific Northwest Totals					**3,752,337**	**99.6%**	**$**	**73,520**	
TOTAL SHOPPING CENTERS					**10,057,880**	**97.9%**	**$**	**213,856**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2019.

- 13 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended December 31, 2019

(unaudited, dollars in thousands)

	Three Months Ended				Year Ended			
	12/31/19	12/31/18	$ Change	% Change	12/31/19	12/31/18	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	87	87			85	85		
Same-center occupancy	97.9%	97.8%		0.1%	97.9%	97.7%		0.2%
REVENUES:								
Base rents	$ 51,385	$ 49,806	$ 1,579	3.2%	$ 201,118	$ 193,930	$ 7,188	3.7%
Percentage rent	1,007	1,263	(256)	(20.3%)	1,316	1,545	(229)	(14.8%)
Recoveries from tenants	16,720	16,432	288	1.8%	65,603	63,400	2,203	3.5%
Other property income	1,050	473	577	122.0%	2,943	2,577	366	14.2%
Bad debt [2]	(305)	-	(305)	N/A	(1,416)	-	(1,416)	N/A
TOTAL REVENUES	69,857	67,974	1,883	2.8%	269,564	261,452	8,112	3.1%
OPERATING EXPENSES:								
Property operating expenses	11,142	10,827	315	2.9%	43,721	41,684	2,037	4.9%
Bad debt [2]	-	142	(142)	N/A	-	844	(844)	N/A
Property taxes	8,110	8,133	(23)	(0.3)%	31,434	31,271	163	0.5%
TOTAL OPERATING EXPENSES	19,252	19,102	150	0.8%	75,155	73,799	1,356	1.8%
SAME-CENTER CASH NET OPERATING INCOME	**$ 50,605**	**$ 48,872**	**$ 1,733**	**3.5%**	**$ 194,409**	**$ 187,653**	**$ 6,756**	**3.6%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	Three Months Ended 12/31/19	Three Months Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
GAAP Operating Income	$ 26,128	$ 26,920	$ 115,370	$ 109,254
Depreciation and amortization	24,192	24,955	97,559	100,838
General and administrative expenses	4,157	3,627	17,831	14,918
Other expense	41	89	1,405	478
Gain on sale of real estate	-	-	(13,175)	(5,890)
Straight-line rent	(433)	(1,014)	(3,083)	(5,380)
Amortization of above- and below-market rent	(2,593)	(3,074)	(15,618)	(13,965)
Property revenues and other expenses [3]	(277)	(751)	(269)	(711)
TOTAL COMPANY CASH NET OPERATING INCOME	51,215	50,752	200,020	199,542
Non Same-Center Cash NOI	(610)	(1,880)	(5,611)	(11,889)
SAME-CENTER CASH NET OPERATING INCOME	**$ 50,605**	**$ 48,872**	**$ 194,409**	**$ 187,653**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, bad debt is now classified as an offset to revenue instead of being included in operating expenses.
(3) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

- 14 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Top Ten Tenants Quarter Ended December 31, 2019 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.7% $ 11,866 5.5% 2 Kroger Supermarkets 11 483,455 4.9% 7,335 3.4% 3 JP Morgan Chase 21 95,163 1.0% 3,087 1.4% 4 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 5 SaveMart Supermarkets 4 187,639 1.9% 2,901 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 7 Trader Joe's 8 96,714 1.0% 2,773 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.2% 10 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,655 1.2% Top 10 Tenants Total 101 2,770,661 28.2% $ 41,925 19.4% Other Tenants 1,843 7,069,967 71.8% 171,931 80.6% Total Portfolio 1,944 9,840,628 100.0% $ 213,856 100.0% - 15 -

Supplemental Disclosure
Quarter Ended December 31, 2019

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	5	173,902	1.8%	$	1,837	0.9%	$	10.56
2021	14	425,104	4.3%		5,095	2.4%		11.99
2022	18	530,799	5.4%		7,055	3.3%		13.29
2023	26	836,758	8.5%		13,312	6.2%		15.91
2024	16	595,384	6.1%		9,669	4.5%		16.24
2025	17	603,882	6.1%		8,045	3.8%		13.32
2026	9	336,444	3.4%		4,707	2.2%		13.99
2027	7	144,682	1.5%		2,084	1.0%		14.40
2028	14	514,446	5.2%		9,360	4.4%		18.19
2029	11	354,143	3.6%		6,394	3.0%		18.06
2030+	26	948,458	9.6%		14,105	6.6%		14.87
	163	5,464,002	55.5%	$	81,663	38.3%	$	14.95

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	216	420,982	4.3%	$	12,092	5.7%	$	28.72
2021	294	601,764	6.1%		18,202	8.5%		30.25
2022	279	616,108	6.3%		18,914	8.8%		30.70
2023	275	639,469	6.5%		19,796	9.3%		30.96
2024	256	607,667	6.2%		18,740	8.8%		30.84
2025	158	446,118	4.5%		12,256	5.7%		27.47
2026	67	207,729	2.1%		6,169	2.9%		29.70
2027	63	206,397	2.1%		6,020	2.8%		29.17
2028	59	188,150	1.9%		6,595	3.1%		35.05
2029	47	149,085	1.5%		4,799	2.2%		32.19
2030+	67	293,157	3.0%		8,610	3.9%		29.37
	1,781	4,376,626	44.5%	$	132,193	61.7%	$	30.20

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	221	594,884	6.1%	$	13,929	6.6%	$	23.41
2021	308	1,026,868	10.4%		23,297	10.9%		22.69
2022	297	1,146,907	11.7%		25,969	12.1%		22.64
2023	301	1,476,227	15.0%		33,108	15.5%		22.43
2024	272	1,203,051	12.3%		28,409	13.3%		23.61
2025	175	1,050,000	10.6%		20,301	9.5%		19.33
2026	76	544,173	5.5%		10,876	5.1%		19.99
2027	70	351,079	3.6%		8,104	3.8%		23.08
2028	73	702,596	7.1%		15,955	7.5%		22.71
2029	58	503,228	5.1%		11,193	5.2%		22.24
2030+	93	1,241,615	12.6%		22,715	10.5%		18.30
	1,944	9,840,628	100.0%	$	213,856	100.0%	$	21.73

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended December 31, 2019

Leasing Summary

	For the Three Months Ended December 31, 2019			For the Year Ended December 31, 2019		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	35	4	39	124	6	130
Gross Leasable Area (sq. ft.)	72,859	105,123	177,982	296,480	166,563	463,043
Initial Base Rent ($/sq. ft.) (1)	$ 28.18	$ 13.37	$ 19.43	$ 26.92	$ 15.24	$ 22.72
Tenant Improvements ($/sq. ft.)	$ 0.64	$ 4.58	$ 2.96	$ 2.63	$ 2.89	$ 2.72
Leasing Commissions ($/sq. ft.)	$ 3.33	$ 2.45	$ 2.81	$ 3.64	$ 2.19	$ 3.11
Weighted Average Lease Term (Yrs.) (2)	6.4	15.7	11.9	7.2	15.6	10.3
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	49	2	51	232	13	245
Gross Leasable Area (sq. ft.)	110,495	90,982	201,477	466,205	453,583	919,788
Initial Base Rent ($/sq. ft.) (1)	$ 30.25	$ 16.53	$ 24.05	$ 32.08	$ 14.68	$ 23.50
Tenant Improvements ($/sq. ft.)	$ 0.47	$ -	$ 0.26	$ 1.39	$ -	$ 0.70
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.11	$ -	$ 0.06
Weighted Average Lease Term (Yrs.) (2)	4.6	5.0	4.8	5.1	5.9	5.5
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	84	6	90	356	19	375
Gross Leasable Area (sq. ft.)	183,354	196,105	379,459	762,685	620,146	1,382,831
Initial Base Rent ($/sq. ft.) (1)	$ 29.43	$ 14.84	$ 21.89	$ 30.08	$ 14.83	$ 23.24
Tenant Improvements ($/sq. ft.)	$ 0.53	$ 2.45	$ 1.53	$ 1.87	$ 1.97	$ 1.91
Leasing Commissions ($/sq. ft.)	$ 1.32	$ 1.31	$ 1.32	$ 1.48	$ 0.59	$ 1.08
Weighted Average Lease Term (Yrs.) (2)	5.3	10.7	8.1	5.9	8.5	7.1

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended December 31, 2019

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended December 31, 2019 Non-Anchor	Anchor	Total	For the Year Ended December 31, 2019 Non-Anchor	Anchor	Total
Comparative # of Leases	21	3	24	76	5	81
Comparative GLA (sq. ft.) [1]	36,529	76,812	113,341	152,979	138,252	291,231
Prior Base Rent ($/sq. ft.) [2]	$ 30.72	$ 7.63	$ 15.07	$ 27.67	$ 8.27	$ 18.46
Initial Base Rent ($/sq. ft.)	$ 35.59	$ 12.89	$ 20.21	$ 32.80	$ 15.36	$ 24.52
Percentage Change in Base Rents	15.8%	69.0%	34.1%	18.5%	85.7%	32.8%
Tenant Improvements ($/sq. ft.)	$ 1.25	$ 3.92	$ 3.06	$ 3.00	$ 2.18	$ 2.61
Leasing Commissions ($/sq. ft.)	$ 4.31	$ 2.32	$ 2.96	$ 4.42	$ 2.07	$ 3.30
Weighted Average Lease Term (Yrs.) [3]	7.9	16.0	13.4	8.0	15.8	11.7

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	49	2	51	232	13	245
Comparative GLA (sq. ft.)	110,495	90,982	201,477	466,205	453,583	919,788
Prior Base Rent ($/sq. ft.) [2]	$ 27.71	$ 16.53	$ 22.66	$ 29.43	$ 13.20	$ 21.43
Initial Base Rent ($/sq. ft.)	$ 30.25	$ 16.53	$ 24.05	$ 32.08	$ 14.68	$ 23.50
Percentage Change in Base Rents	9.2%	-	6.2%	9.0%	11.2%	9.7%
Tenant Improvements ($/sq. ft.)	$ 0.47	$ -	$ 0.26	$ 1.39	$ 1.63	$ 1.51
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.11	$ -	$ 0.06
Weighted Average Lease Term (Yrs.) [3]	4.6	5.0	4.8	5.1	5.9	5.5

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	70	5	75	308	18	326
Comparative GLA (sq. ft.) [1]	147,024	167,794	314,818	619,184	591,835	1,211,019
Prior Base Rent ($/sq. ft.) [2]	$ 28.45	$ 12.46	$ 19.93	$ 29.00	$ 12.05	$ 20.71
Initial Base Rent ($/sq. ft.)	$ 31.57	$ 14.87	$ 22.67	$ 32.26	$ 14.84	$ 23.74
Percentage Change in Base Rents	11.0%	19.3%	13.8%	11.3%	23.1%	14.6%
Tenant Improvements ($/sq. ft.)	$ 0.66	$ 1.80	$ 1.27	$ 1.79	$ 1.76	$ 1.77
Leasing Commissions ($/sq. ft.)	$ 1.07	$ 1.06	$ 1.07	$ 1.18	$ 0.48	$ 0.84
Weighted Average Lease Term (Yrs.) [3]	5.4	10.0	7.9	5.8	8.2	7.0

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

- 18 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended December 31, 2019 (dollars in thousands) 12/31/19 09/30/19 06/30/19 03/31/19 % leased at beginning of quarter 97.7% 97.9% 97.8% 97.7% % billed at beginning of quarter 95.1% 95.3% 95.2% 94.9% ABR of new leases signed/not yet commenced - at beginning of quarter $ 5,945 $ 6,247 $ 6,520 $ 6,804 less: ABR of new leases commenced during quarter (1,370) (2,156) (1,872) (2,010) plus: ABR of new leases signed during quarter 1,907 1,854 1,599 1,726 ABR of new leases signed/not yet commenced - at end of quarter $ 6,482 $ 5,945 $ 6,247 $ 6,520 % leased at end of quarter 97.9% 97.7% 97.9% 97.8% % billed at end of quarter 94.4% 95.1% 95.3% 95.2% ABR of new leases commenced during quarter - actual cash received $ 222 $ 247 $ 371 $ 283 - 19 -

Supplemental Disclosure Investor Information Quarter Ended December 31, 2019 Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Ashley Rubino Constance Adams NASDAQ: ROIC arubino@roireit.net ComputerShare 11250 El Camino Real, Suite 200 858.255.4913 constance.adams@computershare.com San Diego, CA 92130 Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 - 20 -